                                                                    EXHIBIT 10.4

                           SECOND AMENDMENT AND WAIVER
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                           DATED AS OF APRIL 28, 2003

         This SECOND AMENDMENT AND WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (together with all Exhibits, Schedules and Annexes hereto, this "Amendment") is among CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation (the "Borrower"), the Lenders (as defined below), DEUTSCHE BANK SECURITIES INC., as Syndication Agent, and SOCIETE GENERALE, as Documentation Agent, LEHMAN BROTHERS INC., as Arranger, and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

         A. The Borrower, the lenders party thereto (the "Lenders"), the Administrative Agent, Lehman Brothers Inc., as lead arranger and sole book-running manager, Deutsche Bank Securities Inc. and UBS Warburg LLC, as co-syndication agents, and Societe Generale, as documentation agent, have entered into a Third Amended and Restated Credit Agreement, dated as of May 3, 2002, as amended (together with all Annexes, Exhibits and Schedules thereto, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement);

         B. The Borrower has advised the Lenders that it desires to consummate the Capital Markets Transactions (as defined below) and apply the proceeds thereof (plus, to the extent necessary, cash on hand) as follows (collectively, the "Agreed Use of Proceeds"): (i) up to $107.5 million to purchase, repurchase or redeem shares of its issued and outstanding series A preferred stock, (ii) up to $110.0 million to purchase, repurchase or redeem shares of its issued and outstanding series B preferred stock, (iii) up to $17.0 million to pay accrued interest, contingent interest and other sums with respect to the MDP Notes, (iv) up to the amount which would be necessary to purchase, repurchase or redeem the common stock issued to holders of the MDP Notes upon conversion of the MDP Notes (the "MDP Stock") at the greater of (x) the price per share of the Borrower's common stock issued as part of the Capital Markets Transactions and (y) a price per share of $16.83, and (v) up to $50.0 million to prepay Term Loans;

         C. The Borrower has advised the Lenders that it desires to amend certain provisions of the PMI Note Purchase Agreement to provide for a reduction in the interest rate, an extension of the period during which the PMI Notes are not subject to redemption at the option of the Borrower and a waiver by the noteholders thereunder of certain registration rights regarding the underlying securities (the "PMI Note Purchase Agreement Amendment") and certain contingent interest and conversion provisions of the MDP Note Purchase Agreement (the "MDP Note Purchase Agreement Amendment") in connection with the transactions contemplated hereby; and

         D. The Borrower has requested that the Lenders amend the Credit Agreement to, among other things, provide for the issuance of the 2Q 2003 Senior Notes (as defined below) and modify or waive, as appropriate, (i) the prepayment requirements of Section 2.12(a) of the Credit Agreement to permit the Agreed Use of Proceeds, (ii) the restrictions contained in Section 7.6 of the Credit Agreement to permit the purchase, repurchase or redemption of the Borrower's series A preferred stock, the Borrower's series B preferred stock and the MDP Stock and
(iii) the restrictions contained in Section 7.9 of the Credit Agreement to permit the payment of accrued interest, contingent interest and other sums on the MDP Notes and the consummation of the PMI Note Purchase Agreement Amendment and the MDP Note Purchase Agreement Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS.

                  "Capital Markets Transactions": the issuance and sale during the second calendar quarter of 2003 of (i) up to 7,000,000 shares of the Borrower's common stock and (ii) up to $250,000,000 in aggregate principal amount of high yield bonds of the Borrower (the "2Q 2003 Senior Notes"), each on customary terms and conditions and otherwise satisfactory to the Administrative Agent.

2.       WAIVER.

         Subject to the satisfaction of the conditions set forth in Section 5 hereof, the requisite Lenders hereby waive Sections 2.12(a), 7.6 and 7.9 of the Credit Agreement to the limited extent necessary to permit the Capital Markets Transactions, the substantially contemporaneous Agreed Use of Proceeds and the payment from cash on hand of any additional amounts required to cause the holders of MDP Notes to receive in connection with the purchase, repurchase or redemption of the MDP Stock as required pursuant to the terms of the MDP Note Purchase Agreement Amendment the greater of (x) the price per share of the Borrower's common stock issued as part of the Capital Markets Transactions and
(y) a price per share of $16.83; provided that any portion of the proceeds of the Capital Markets Transactions in excess of the amounts specified in the definition of "Capital Market Transactions" that are not used for the Agreed Use of Proceeds shall promptly be applied by the Borrower to repay the Loans in accordance with Section 2.12(d).

3.       WAIVER OF SECTION 7.9.

         Subject to the satisfaction of the conditions set forth in Section 5 hereof (except as expressly provided therein), the requisite Lenders hereby waive Section 7.9 of the Credit Agreement to the limited extent necessary to permit the payment of contingent interest on the MDP Notes, the PMI Note Purchase Agreement Amendment and the MDP Note Purchase Agreement Amendment, each on terms and conditions and pursuant to documentation satisfactory to the Administrative Agent.

4. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 5 hereof, the Credit Agreement is amended as follows:

                  (a) The following new definitions are hereby added to Section
1.1 of the Credit Agreement in the appropriate alphabetical order:

                      "2Q 2003 Senior Note Documentation": the 2Q 2003 Senior
         Note Indenture and the 2Q 2003 Senior Note Purchase Agreement, together with any other instruments and agreements entered into by the Borrower or its Subsidiaries in connection therewith, as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

                      "2Q 2003 Senior Note Indenture": the Indenture, to be dated on or about April 2003, entered into by the Borrower, certain of its Subsidiaries and U.S. Bank, National Association, as Trustee, in connection with the issuance of the 2Q 2003 Senior Notes, as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

                      "2Q 2003 Senior Note Purchase Agreement": the Purchase Agreement, to be dated on or about April 2003, entered into by the Borrower and Lehman Brothers Inc., as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

                      "2Q 2003 Senior Notes": the notes of the Borrower due 2011 issued from time to time pursuant to the 2Q 2003 Senior Note Indenture.

                      "Second Amendment": the Second Amendment and Waiver to the Third Amended and Restated Credit Agreement, dated as of April 28, 2003.

                      "Second Amendment Effective Date": the "Amendment Effective Date", as defined in the Second Amendment.

                  (b) The definition of Excluded Proceeds" contained in Section
1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                      "Excluded Proceeds": (1) the Net Cash Proceeds received in connection with the issuance and sale of Indebtedness permitted under
         Section 7.2(h)(ii) to the extent such Net Cash Proceeds are used for Capital Expenditures in respect of the Webb County, Houston or Stewart facilities and (2) the Net Cash Proceeds (a) received in connection with the issuance and sale of Capital Stock upon the exercise of any
         (i) warrants outstanding on the Restatement Effective Date and (ii) options issued to employees in the ordinary course of business, and (b) not to exceed $10,000,000 over the life of this Agreement received from any individual issuances of Capital Stock the Net Cash Proceeds of which do not exceed $1,000,000.

                  (c) The definition of "L/C Commitment" contained in Section
1.1 of the Credit Agreement is hereby amended by replacing the number "$35,000,000" with "$50,000,000".

                  (d) The definition of "Material Debt Instruments" contained in
Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the "and" immediately preceding the phrase "the documentation" on the third line thereof with "," and (ii) adding "and the 2Q 2003 Senior Note Documentation" immediately after the phrase "Sections 7.2(h) or (i)".

                  (e) The definition of "Total Revolving Credit Commitments" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the clause ", as such amount may be increased in accordance with Section 2.4(c)" after the number "$75,000,000" on the last line thereof.

                  (f) Section 2.4 of the Credit Agreement is hereby amended by adding the following new clause (c):

                      "(c) Provided that no Default or Event of Default shall have occurred and be continuing and the Revolving Credit Commitments have not been terminated, the Borrower shall be entitled, at any time on or after the Second Amendment Effective Date, with the written consent of the Administrative Agent but without any consent from the Lenders, except the Lenders providing all or part of such increased amount, to request an increase in the Total Revolving Credit Commitments of up to $35,000,0000 in the aggregate during the term of this Credit Agreement; and this Credit Agreement may be amended by an agreement between the Borrower and the Administrative Agent, without the need for any further approval or consent from the Lenders or the other Agents, to the extent the Administrative Agent determines to be necessary to effectuate such increase and to cause all Revolving Credit Lenders to have extended their pro rata share of the Revolving Extensions of Credit after giving effect to any increase in the Total Revolving Credit Commitments effected hereby".

                  (g) Section 6.15 of the Credit Agreement is hereby amended by replacing the second parenthetical in clause (a) thereof with the following:
"(other than the incurrence and repayment of the Indebtedness permitted by Section 7.2(a), (b), (f), (n) and (p))".

                  (h) Section 7.2(c) of the Credit Agreement is hereby amended by replacing the number "$5,000,000" therein with "$15,000,000".

                  (i) Section 7.2(g) of the Credit Agreement is hereby amended by replacing the number "$25,000,000" therein with "$50,000,000".

                  (j) Section 7.2(h) of the Credit Agreement is hereby amended by replacing clause (ii) thereof with the following:

                      "(ii) to make Capital Expenditures with respect to the Webb County, Houston or Stewart facilities permitted by Section 7.7 in an aggregate amount not exceeding $15,000,000 per fiscal year;"

                  (k) Section 7.2(j) of the Credit Agreement is hereby amended by adding the following text at the end thereof "and any Indebtedness refunding or refinancing the Indebtedness incurred under the PMI Note Purchase Agreement or the MDP Note Purchase Agreement; provided that (i) such Indebtedness does not increase the principal amount thereof, (ii) such Indebtedness is issued on terms and conditions satisfactory to the Administrative Agent and (iii) no Default or Event of Default exists and is continuing at the time of issuance thereof (both before and after giving effect thereto)"

                  (l) Section 7.2(p) of the Credit Agreement is hereby amended by replacing the number "$10,000,000" therein with "$50,000,000".

                  (m) Section 7.2 of the Credit Agreement is hereby amended by
(i) deleting the word "and" at the end of clause (o), (ii) re-lettering clause "(p)" thereof as clause "(q)" and (iii) adding the following new clause (p) in alphabetical sequence:

                      "(p) unsecured Indebtedness of the Borrower created under the 2Q 2003 Senior Note Indenture in respect of the 2Q 2003 Senior Notes in an aggregate principal amount not to exceed $300,000,000 and Guarantee Obligations of any Subsidiary Guarantor in respect of such Indebtedness; and".

                  (n) Section 7.5(d) of the Credit Agreement is hereby amended by (i) replacing the word "and" immediately preceding clause (ii) thereof with "," and (ii) adding the following new clause (iii) immediately after clause (ii) thereof "and (iii) for cash of any Prison Facility to the United States Bureau of Prisons or any other federal, state or local governmental agency in connection with a management contract with such entity with respect to such Prison Facility, such Disposition to be for fair market value, as determined in good faith by the board of directors of the Borrower and certified in writing by the board of directors to the Administrative Agent;"

                  (o) Section 7.6 of the Credit Agreement is hereby amended by
(i) deleting the word "and" at the end of clause (f) thereof, (ii) replacing the "." at the end of clause (g) thereof with "; and" and (iii) adding the following new clauses (h) and (i):

                      "(h) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may purchase, repurchase or redeem any of its outstanding series A preferred stock and series B preferred stock; and

                      (i) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may repurchase its common stock at market prices in an aggregate amount not to exceed $5,000,000 for any fiscal year (without reduction for any purchases of the Borrower's common stock constituting an Agreed Use of Proceeds, as defined in the Second Amendment)."

                  (p) Section 7.7(a) of the Credit Agreement is deleted in its entirety and replaced with the following:

                      "(a) Capital Expenditures by the Borrower and its Subsidiaries in an aggregate amount not to exceed $75,000,000 per fiscal year to maintain or expand existing Prison Facilities; provided, that the Borrower may use up to $20,000,000 of such amount per fiscal year in the Borrower's discretion for any other Capital Expenditures; provided, further, that (x) up to $40,000,000 of any such amount referred to in this clause (a), if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (y) Capital Expenditures made pursuant to this clause (a) during any fiscal year as provided above shall be deemed made, first, in respect of amounts permitted for such year as provided above and, second, in respect of amounts carried over from the prior fiscal year pursuant to subclause (x) above;"

                  (q) Section 7.7(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                      "(c) Build-to-Suit Capital Expenditures in an aggregate amount not to exceed $65,000,000 per fiscal year;"

                  (r) Section 7.8 of the Credit Agreement is hereby amended by
(i) replacing the number "$50,000,000" in the first line of clause (g)(v) with the number "$75,000,000", (ii) replacing the number "$7,500,000" in the second line of clause (k) thereof with "$10,000,000" and (iii) replacing the number "$5,000,000" in the third line of clause (m) thereof with "$20,000,000".

                  (s) Section 7.9 of the Credit Agreement is hereby amended by replacing the phrase "and pay, prepay, repurchase, redeem or defease" in clause
(a)(ii) with the phrase "and/or pay, prepay, repurchase, redeem or defease".

5. CONDITIONS TO EFFECTIVENESS. The effectiveness of the waivers contained in
Section 2 and 3 of this Amendment and of the amendments contained in Section 4 of this Amendment are conditioned upon satisfaction of the following conditions precedent, except that the waiver contained in Section 3 shall become effective upon satisfaction of all the following conditions precedent other than clauses
(f) and (g) (the date on which all such conditions (or, with respect to the waivers contained in Section 3, all such conditions except clauses (f) and (g), as applicable) have been satisfied being referred to herein as the "Amendment Effective Date"):

                  (a) the Administrative Agent shall have received signed written authorization from the requisite Lenders to execute this Amendment, and shall have received counterparts of this Amendment signed by the Borrower and the Agents, and counterparts of the consent of the Guarantors attached hereto as Annex 1 (the "Consent") executed by each of the Guarantors (as defined in the Guarantee and Security Agreement);

                  (b) each of the representations and warranties in Section 6 below shall be true and correct in all material respects on and as of the Amendment Effective Date;

                  (c) the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented, on or before the Amendment Effective Date;

                  (d) the Borrower shall have paid to each of the Lenders executing this Amendment by April 10, 2003, an amendment fee equal to the product of .125% multiplied by the amount of each such Lender's Commitment;

                  (e) the Administrative Agent shall have received the executed legal opinions of each of Bass, Berry & Sims PLC, Miles & Stockbridge and Kaye Scholer LLP, counsel to the Borrower and its Subsidiaries, regarding customary matters (including, without limitation, the enforceability of this Amendment and the Credit Agreement, as amended, against all parties thereto, and no conflict with law or material agreements);

                  (f) the Administrative Agent shall have received true and correct copies, certified as to authenticity by the Borrower, of the 2Q 2003 Senior Note Documentation;

                  (g) the Borrower shall have received at least (i) $150,000,000 in gross cash proceeds from the issuance and sale of the 2Q 2003 Senior Notes and (ii) $42,000,000 (plus any additional amount necessary to consummate the purchase, repurchase or redemption of the MDP Stock as provided above) in gross cash proceeds from the issuance and sale of its common stock and all aspects of the Capital Markets Transactions and all documentation related thereto shall be reasonably satisfactory to the Administrative Agent; and

                  (h) the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

6. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). Each of the Guarantors has the requisite corporate power and authority to execute and deliver the Consent. The execution, delivery and performance (i) by the Borrower of this Amendment and the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby and (ii) by the Guarantors of the Consent, in each case, have been duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of each such Person are necessary to consummate such transactions.

                  (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each of the Guarantors. Each of this Amendment, the Consent and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents, (i) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment or of the Consent or the performance of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral or its ability to realize thereon.

                  (c) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

                  (d) No Conflicts. Neither the execution and delivery of this Amendment or the Consent, nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as modified hereby) by any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation,

Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c)
(i) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (ii) violate, contravene or conflict with the contractual provisions of, or cause an event of default under any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound or
(d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby.

                  (e) No Default. Both before and after giving effect to this Amendment and the transactions contemplated hereby, no event has occurred and is continuing that constitutes a Default or Event of Default.

7.       REFERENCE TO AND EFFECT ON CREDIT AGREEMENT.

                  (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document.

                  (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

9. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                     CORRECTIONS CORPORATION OF AMERICA,
                                     as Borrower


                                     By: /s/ John D. Ferguson
                                        ----------------------------------------
                                        Name: John D. Ferguson
                                        Title: Chief Executive Officer


                                     LEHMAN COMMERCIAL PAPER INC.,
                                     as Administrative Agent

                                     By: /s/ G. Andrew Keith
                                        ----------------------------------------
                                        Name: G. Andrew Keith
                                        Title: Authorized Signatory


                                     LEHMAN BROTHERS INC.,
                                     as Arranger

                                     By: /s/ G. Andrew Keith
                                        ----------------------------------------
                                        Name: G. Andrew Keith
                                        Title: Senior Vice President




                        [signatures continued next page]

                                     DEUTSCHE BANK SECURITIES INC., as
                                     Syndication Agent

                                     By:  /s/ David S. Bailey
                                         ---------------------------------------
                                     Name: David S. Bailey
                                     Title: Managing Director



                                     SOCIETE GENERALE, as
                                     Documentation Agent

                                     By:  /s/ Elizabeth R. Peck
                                         ---------------------------------------
                                     Name: Elizabeth R. Peck
                                     Title: Director

                                                                         Annex 1
                              CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Guaranty and Security Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

                  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 28th day of April 2003.

                                     CCA OF TENNESSEE, INC.

                                     By:  /s/ John D. Ferguson
                                          --------------------------------------
                                          Name: John D. Ferguson
                                          Title: President


                                     PRISON REALTY MANAGEMENT, INC.

                                     By:  /s/ John D. Ferguson
                                          --------------------------------------
                                          Name: John D. Ferguson
                                          Title: President



                           [Signature pages continued]

                                     CCA INTERNATIONAL, INC.

                                     By: /s/ John D. Ferguson
                                         ---------------------------------------
                                         Name: John D. Ferguson
                                         Title: Chief Executive Officer


                                     TRANSCOR AMERICA, LLC

                                     By: CCA of Tennessee, Inc., a Tennessee
                                     corporation, its sole member

                                     By: /s/ John D. Ferguson
                                         ---------------------------------------
                                         Name: John D. Ferguson
                                         Title: President


                                     TECHNICAL AND BUSINESS INSTITUTE OF
                                     AMERICA, INC.

                                     By: /s/ John D. Ferguson
                                         ---------------------------------------
                                         Name: John D. Ferguson
                                         Title: Chief Executive Officer


                                     CCA PROPERTIES OF AMERICA, LLC

                                     By: Corrections Corporation of America, a
                                     Maryland corporation, its sole member


                                     By:  /s/ John D. Ferguson
                                          --------------------------------------
                                          Name: John D. Ferguson
                                          Title: Chief Executive Officer


                           [Signature pages continued]

                                     CCA PROPERTIES OF TEXAS, L.P.

                                     By: Properties I, a Tennessee limited
                                     liability company, its General Partner


                                     By:  /s/ John D. Ferguson
                                          --------------------------------------
                                          Name: John D. Ferguson
                                          Title: Chief Executive Officer

                                     CCA PROPERTIES OF ARIZONA, LLC

                                     By: CCA of Tennessee, Inc., a Tennessee
                                     corporation, its sole member

                                     By:  /s/ John D. Ferguson
                                          --------------------------------------
                                          Name: John D. Ferguson
                                          Title: President

                                     CCA PROPERTIES OF TENNESSEE, LLC

                                     By: CCA of Tennessee, Inc., a Tennessee
                                     corporation, its sole member

                                     By:  /s/ John D. Ferguson
                                          --------------------------------------
                                          Name: John D. Ferguson
                                          Title: President